UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 5, 2025
Date of Report (date of earliest event reported)
 _________________________________________________________
Salesforce, Inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Salesforce, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders on June 5, 2025 (the “Meeting”). The proposals considered at the Meeting are described in the Company’s 2025 Proxy Statement filed with the Securities and Exchange Commission on April 24, 2025 (the “Proxy Statement”), and the final voting results are set forth below:

1.Election of directors:

	For	Against	Abstain	Broker Non-Votes
Marc Benioff	688,158,875	40,046,744	3,976,275	105,651,734
Laura Alber	711,920,438	19,068,867	1,192,589	105,651,734
Craig Conway	695,031,887	36,451,491	698,516	105,651,734
Arnold Donald	703,582,907	27,137,683	1,461,304	105,651,734
Parker Harris	713,529,188	17,860,686	792,020	105,651,734
Neelie Kroes	706,998,482	24,410,437	772,975	105,651,734
Sachin Mehra	724,339,454	6,883,635	958,805	105,651,734
Mason Morfit	700,943,336	30,291,898	946,660	105,651,734
Oscar Munoz	673,805,779	57,448,631	927,484	105,651,734
John V. Roos	644,617,613	85,392,298	2,171,983	105,651,734
Robin Washington	680,008,195	51,427,202	746,497	105,651,734
Maynard Webb	695,584,843	35,836,319	760,732	105,651,734

2.     Amendment and restatement of the Company’s 2013 Equity Incentive Plan to increase the number of shares reserved for issuance and extend the plan term:

For	Against	Abstain	Broker Non-Votes
675,295,163	53,795,789	3,090,942	105,651,734

3.     Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending January 31, 2026:

For	Against	Abstain	Broker Non-Votes
788,701,717	47,921,243	1,210,668	0

4.     Advisory vote to approve the fiscal 2025 compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
559,529,998	168,504,472	4,147,424	105,651,734

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As reported above, at the Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s 2013 Equity Incentive Plan (as amended and restated, the “2013 Equity Incentive Plan”) to increase the number of shares of the Company’s common stock reserved for issuance by an additional 34 million shares and to extend the termination date of the plan to March 27, 2035. The 2013 Equity Incentive Plan is described in more detail in the Proxy Statement.
The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2013 Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Salesforce, Inc. Amended and Restated 2013 Equity Incentive Plan

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 9, 2025	Salesforce, Inc.

/s/ SABASTIAN NILES
Sabastian Niles President and Chief Legal Officer